• • • • • • •

• • • • •

ꞌ

$1 $1 $1 $1 $1 Total $1 $1 $1 Return $1 Total $1 LTV $1 Total $0 Return $1 $1 LTV LTV Return $0 $0 $0 CAC CAC $0 $0 CAC $0 $0 ($0)

13% 13% • 6% 14% 11% • 9% 10% • 7% 9% 8% 14% • < 650 • >= 650 • 86%

• • − − − − − −

36.2% 36.0% 35.2% $398 33.7% 33.1% $350 $333 $291 $288 2016 2017 2018 YTD '18 YTD '19 $383 $334 $320 $278 28.9% 28.5% 29.2% $264 25.4% 26.1% Net Interest Margin Net Interest Income $336 $288 $286 $232 $242 2016 2017 2018 YTD '18 YTD '19 2016 2017 2018 YTD '18 YTD '19 Interest Income Other Revenue Gain on Sales of Loans

• • • • • • • •

$77.0 • 10.0% $67.0 6.2% 6.3% 6.5% 5.9% 5.4% 5.0% 5.4% 5.1% $57.0 4.3% 4.6% 3.0% • 0.0% $46.2 $47.1 $47.0 -5.0% $37.0 $35.8 $32.9 $34.0 -10.0% $27.0 -15.0% $17.0 -20.0%• $7.0 -25.0% $(3.0) 2016 2017 2018 YTD '18 YTD '19 -30.0%• Funding Cost COF Rate COF Spread •

Equity $1,600 $700 35% 80% 77% Equity/Assets 72% 80% $600 30% 67% 69% 68% 27% 26% 27% 26% 25% 25% $1,400 $500 25% $1,296 60% $1,228 $400 20% $1,187 $333 $333 $1,200 $302 $312 40% $300 $263 $265 15% $1,068 $1,043 $419 $379 $200 10% $1,000 $948 $337 20% $246 $100 5% $345 $20 $187 $20 $20 0% $800 $0 0% 12/31/2016 12/31/2017 12/31/2018 3/31/2019 6/30/2019 9/30/2019 $28 $225 $225 $225 $225 $8 -20% $600 $250 $250 -40% 5.0x $400 4.5x -60% $597 $605 $604 $633 4.0x $483 $200 $440 3.5x -80% 2.9x 3.0x 2.7x 2.7x 2.6x 2.5x 2.6x 2.5x $0 -100% 2.0x 12/31/2016 12/31/2017 12/31/2018 3/31/2019 6/30/2019 9/30/2019 1.5x 1.0x Warehouse Securitization Corporate Debt Excess Capacity Capacity Utilization 0.5x 0.0x 12/31/2016 12/31/2017 12/31/2018 3/31/2019 6/30/2019 9/30/2019

• 67% 61% 47% 45% 46% 46% 43% 43% 40% 40% • $194 $177 $48 $166 $152 $41 $56 $133 $20 • $47 $17 $21 $47 $59 $18 $52 $16 $51 $50 • $37 $67 $52 $44 $33 $38 2016 2017 2018 YTD '18 YTD '19 Sales & Marketing Technology & Analytics Processing & Servicing General & Administrative Noteworthy Items

$45 $29 $27 $23 $19 $13 $4 ($12) ($83) ($67) 2016 2017 2018 YTD '18 YTD '19 2016 2017 2018 YTD '18 YTD '19

$1,228 $1,169 $1,118 $953 12/31/2017 12/31/2018 9/30/2018 9/30/2019

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• • • • • • − • − − • • •

• • • • • − − • • → • → • →

• • • • • • → → • •

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• ▪ ▪ ▪ • ▪ → ▪ → ▪ → ▪ → • ▪ ▪ ▪ ▪ ▪ • * Guidance as provided October 24, 2019. Reproduction of this slide should not be deemed an affirmation or republication of the guidance

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9.0% 8.1% 7.5% 7.0% 6.8% 6.9% 6.7% 6.4% 6.6% 5.9% 5.8% 5.7% 5.5% 5.5% 4.4% 3.6% 1.0% 0.0% 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 9.6 11.1 8.8 7.5 8.7 9.2 10.0 11.2 12.4 13.2 12.1 11.8 11.8 11.9 11.7 11.7 12.2 13.5 0.1% 0.5% 1.2% 3.5% 9.7% 24.6% 57.5% 87.1%

Dec 31, Dec 31, Dec 31, Dec 31, Mar 31, Jun 30, Sep 30, Dec 31, Mar 31, Jun 30, Sep 30, 2014 2015 2016 2017 2018 2018 2018 2018 2019 2019 2019 Initial Loan Amount $1,100 $1,712 $2,072 $1,722 $477 $475 $531 $537 $512 $486 $522 Month 0 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% Month 1 0.0% 0.0% 0.0% 0.0% 0.0% 0.1% 0.0% 0.0% 0.0% 0.1% Month 2 0.0% 0.1% 0.0% 0.0% 0.1% 0.2% 0.0% 0.1% 0.2% 0.1% Month 3 0.2% 0.2% 0.2% 0.3% 0.3% 0.4% 0.2% 0.2% 0.3% 0.3% Month 4 0.8% 0.8% 0.8% 1.0% 0.8% 1.1% 0.9% 0.6% 0.7% Month 5 1.9% 1.5% 1.8% 1.9% 1.8% 2.0% 1.7% 1.4% 1.6% Month 6 3.0% 2.4% 2.9% 2.7% 2.6% 3.1% 2.7% 2.5% 2.4% Month 7 4.0% 3.3% 4.2% 3.5% 3.2% 3.9% 3.9% 3.6% Month 8 4.6% 4.0% 5.1% 4.1% 4.0% 4.5% 4.9% 4.5% Month 9 5.3% 4.7% 5.9% 4.6% 4.5% 5.1% 5.9% 5.2% Month 10 5.7% 5.3% 6.5% 5.0% 4.8% 5.5% 6.5% Month 11 5.9% 5.7% 7.0% 5.3% 5.1% 5.8% 7.0% Month 12 6.2% 6.0% 7.4% 5.5% 5.3% 6.2% 7.3% Month 13 6.3% 6.3% 7.7% 5.6% 5.5% 6.4% Month 14 6.6% 6.4% 7.9% 5.8% 5.6% 6.4% Month 15 6.7% 6.6% 8.0% 5.9% 5.7% 6.5% Month 16 6.9% 6.6% 8.1% 5.9% 5.7% Month 17 6.9% 6.7% 8.2% 6.0% 5.8% Month 18 7.0% 6.8% 8.2% 6.0% 5.8% Month 19 7.0% 6.8% 8.3% 6.0% Month 20 7.0% 6.8% 8.3% 6.0% Month 21 7.0% 6.9% 8.3% 6.0% Month 22 7.1% 6.9% 8.2% Month 23 7.1% 6.8% 8.2% Month 24 7.1% 6.8% 8.2% Month 25 7.1% 6.8% 8.2% Month 26 7.1% 6.8% 8.2% Month 27 7.1% 6.8% 8.2% Month 28 7.1% 6.8% 8.2% Month 29 7.1% 6.8% 8.1%

Year to Date